EX-10.1
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated July 29, 2005.

The Agreement No. is (2005) 2012.

The Lender agrees to extend to the Borrower a loan in the amount of $2,496,000.

The term of the loan is one year.  The maturity date of the loan is July 28, 2006.

Use of Proceeds:  Purchase raw materials

Loan Category:  To renew an old loan.

Interest Rate:  6.138% per year.

Interest:  Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.

EX-10.2
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated September 3, 2005

The Agreement No. is (2005) 2956.

The Lender agrees to extend to the Borrower a loan in the amount of $2,496,000.

The term of the loan is one year. The maturity date of the loan is September 2, 2006.

Loan Category:  To renew an old loan.

Use of Loan Proceeds:  Purchasing raw materials.

Interest Rate:  6.138% per year.

Interest Payment:Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.

EX-10.3
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated September 22, 2005.

The Agreement No. is (2005) 3111.

The Lender agrees to extend to the Borrower a loan in the amount of $3,494,400.

The term of the loan is one year.  The maturity date is September 21, 2006.

Loan Category:  Short term working capital .

Use of Loan Proceeds:  For purchasing raw and processed materials.

Interest Rate:  6.138% per year.

Interest Payment:Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.

EX-10.4
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated November 16, 2005.

The Agreement No. is (2005) 3804.

The Lender agrees to extend to the Borrower a loan in the amount of $2,496,000.

The term of the loan is one year.  The maturity date is November 15, 2006 .

Loan Category:  To renew an old loan.

Use of Loan Proceeds:  For purchasing raw materials.

Interest Rate:  6.138% per year.

Interest Payment:Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.

EX-10.5
LOAN AGREEMENT

This Agreement is entered into by and between Duoyuan Digital Printing Technology Industry (China) Co., Ltd. (the “Borrower”), and Chongwen Sub-branch of the Beijing Branch of Agricultural Bank of China, a national banking institution (the “Lender”), dated February 24, 2006.

The Agreement No. is (2006) 0115.

The Lender agrees to extend to the Borrower a loan in the amount of $1,248,000.

The term of the loan is one year.  The maturity date is February 23, 2007.

Loan Category:  To renew an old loan.

Use of Loan Proceeds:  For purchasing raw materials.

Interest Rate:  6.138% per year.

Interest Payment:Interest shall be paid every three months (every March 20th, June 20th, September 20th and December 20th).

Guaranty:  Maximum Credit Guaranty.